SUBLEASE

1. PARTIES.
This Sublease, dated May 18, 2018 (the “Effective Date”) is made between Trex Enterprises Corporation, a California corporation, (“Sublessor”), and AnaptysBio, Inc., a Delaware corporation (“Sublessee”).

2. MASTER LEASE.
Sublessor is the lessee under a written lease dated April 21, 2016 and the first Amendment dated January 20, 2017 (together, the “Master Lease”) wherein Kilroy Realty, L.P., a Delaware limited partnership leased to Sublessor the real property located in the City of San Diego, County of San Diego, State of California, described as: 10455 Pacific Center Court, San Diego, California, 92121 (“Master Premises”). A subsequent sale in ownership of the Master Premises led to the transfer of the Master Lease to CIO Sorrento Mesa, LLC (the “Lessor”), the notice for which is attached as Exhibit “A” to this Sublease.

3. PREMISES.
Sublessor hereby subleases to Sublessee on the terms and conditions set forth in this Sublease the following portion of the Master Premises: approximately 18,322 rentable square feet on the 2nd floor of the building, commonly known as Suite 200 (the “Premises”), as depicted on Exhibit “B”, attached hereto and incorporated by this reference herein.

4. WARRANTY BY SUBLESSOR.
Sublessor warrants and represents to Sublessee that (a) Sublessor is not now, and as of the Commencement Date (as defined below) will not be, in default or breach of any of the provisions of the Master Lease, (b) Sublessor has no knowledge of any claim by Lessor that Sublessor is in default or breach of any of the provisions of the Master Lease, (c) the Master Lease is in full force and effect, and (d) the Master Lease has not been modified or amended, except as set forth herein.

5. TERM.
The term of the Sublease (the “Sublease Term”) shall be for forty (40) months. The Sublease Term shall commence upon the date (the “Commencement Date”) which is the later of: (a) July 7, 2018, or (b) forty-five (45) days following the date in which the Premises is delivered to Sublessee in the Delivery Condition, as defined in Section 6 below (the “Delivery Date”) or (c) the date Lessor consents in writing to this Sublease, in a form reasonably acceptable to Sublessor and Sublessee. This Sublease and Sublessor’s and Sublessee’s obligations hereunder are conditioned upon and subject to the prior written consent of Lessor to this Sublease, in a form reasonably acceptable to Sublessor and Sublessee (provided, however, it shall be reasonable for Sublessee to withhold approval of such a consent document if the consent document does not contain express Lessor approval of Sublessee’s Work (and agreement that Sublessee shall not be obligated to restore the Premises to its prior condition or remove Sublessee’s Work upon termination of the Sublease for any reason), Lessor’s approval of Sublessee’s signage rights as provided herein, and an agreement by Lessor to provide Sublessee with a copy of any notices of default delivered to sublessor pursuant to Master Lease). Sublessor agrees to use good faith efforts to obtain the consent of Lessor. If the written consent of Lessor is not obtained on or before 5:00 P.M. Pacific Time on the date which is thirty (30) days after the Effective Date of this Sublease, this condition precedent shall fail, this Sublease shall be void and of no force or effect, and neither Sublessor nor Sublessee shall have any rights against or obligations to the other any rights against or obligations to the other under this Sublease. In such event, Sublessor shall promptly return any Security Deposit and prepaid rent to Sublessee. The Delivery Date is estimated to occur on approximately May 23, 2018 (the “Estimated Delivery Date”). If for any reason Sublessor does not deliver the Premises in the Delivery Condition by the Estimated Delivery Date, the validity of this Sublease shall not be impaired. Notwithstanding the foregoing, if Sublessor has not delivered the Premises with the Delivery Conditions satisfied by June 7, 2018, then at any time thereafter and before delivery of the Premises to Sublessee in the Delivery Condition, Sublessee may give written notice to Sublessor of Sublessee’s intention to cancel this Sublease. Said notice shall set forth an effective date for such cancellation which shall be at least ten (10) days after delivery of said notice to Sublessor. If Sublessor delivers the Premises to Sublessee in the Delivery Condition on or before the expiration of the ten (10) day period, this Sublease shall remain in full force and effect. If Sublessor fails to deliver the Premises to Sublessee in the Delivery Condition on or before such effective date, this Sublease shall be cancelable by Sublessee, in which case all consideration previously paid by Sublessee to Sublessor on account of this Sublease shall be returned to Sublessee, this Sublease shall thereafter be of no further force or effect, and Sublessor shall have no further liability to Sublessee on account of such delay or cancellation.

6. RENT.
Sublessee shall pay to Sublessor as Base Rent, Direct Expenses and Utilities without deduction, setoff, notice or demand (except as provided herein), at 10455 Pacific Center Court I San Diego, CA 92121-4339, or at such other place as Sublessor shall designate from time to time by written notice to Sublessee. Sublessee shall pay to Sublessor upon execution of this Sublease $37,461.77 as Base Rent and Direct Expenses for the first month of the Sublease Term and, within ten (10) days of the later of (a) Effective Date or (b) the date Lessor consents in writing to this Sublease, an additional $33,034.56 as a Security Deposit to be treated in the same manner as is outlined in the Master Lease, and as set forth in this Section 6. If the Sublease Term begins on a day other than the first day of a month, the Base Rent, Direct Expenses and utilities for the partial months shall be prorated on a per diem basis based on the actual number of days in the month in which the Sublease commences. Additional provisions:

•
PREMISES: Sublessor shall retain the server room, electrical room and large room opposite the server room (areas not highlighted on floor plan in the brochure previously delivered to Sublessee). The rentable square footage listed on the market brochure included these areas and Sublessor confirmed with the architect the new rentable square footage, excluding these areas, of 18,322 RSF.

•
USE: The Premises will be used for general office use and all legal uses consistent with a first-class office/R&D building. Sublessee shall not conduct or operate any labs on the Premises. Sublessee shall obtain written approval of any changes in use and such approval shall not be unreasonably withheld, conditioned or delayed (but shall be conditioned on Lessor approval).

•
EARLY ACCESS: As set forth in Section 5, Sublessee will have access to the Premises forty- five (45) days prior to the Commencement Date to allow Sublessee to complete approved tenant improvements, move its furniture and equipment into the space and to complete any cabling or fixturization to be done by Sublessee. Sublessee will have no obligation to pay Base Rent or Direct Expenses during such early access period.

•
EXTENSION OPTIONS: Sublessee shall have three (3) options to extend the Sublease Term for consecutive one (1) year periods (each, an “Extension Option”), by providing Sublessor with not less than one hundred eighty (180) days written notice prior to the expiration of the current term at a three percent (3%) increase of the prior months’ Base Rent.

•
BASE RENT: The monthly base rent (the “Base Rent”) will be one dollar and sixty-five cents ($1.65) per rentable square foot of the Premises on a Triple Net basis. The Base Rent will increase by three percent (3%) of the previous Base Rent upon each anniversary of the Commencement Date.

•
RENT ABATEMENT: Sublessee’s Base Rent will be unconditionally abated for three (3) months during months two through four (months 2-4) of the initial Sublease Term. For the avoidance of doubt, no abated rent will be required to be repaid upon the occurrence of an event of default by Sublessee under the Sublease.

•
DIRECT EXPENSES: Sublessor currently pays $0.3946 per rentable square foot per month for Direct Expenses, as such term in defined in the Master Lease (including property taxes), subject to increase by the Lessor. Sublessee shall pay for its pro rata share of Direct Expenses (which the parties agree shall be 45.15% of the Direct Expenses charged to Sublessor); provided, however , for the purposes of this Sublease, in no event shall Direct Expenses include (i) increases in property taxes due to a sale or other disposition of the Property or (ii) expenses for capital repairs or improvements, except to the extent such items proportionately reduce Direct Expenses or are required to comply with Applicable Laws first enacted after January 1, 2018, and in any event all capital expenditures will be amortized over the useful life of the capital improvement in accordance with generally accepted accounting principles, consistently applied. One time per calendar year, at its sole cost and expense, Sublessee will be entitled to audit the Building’s Direct Expenses using any reputable firm which regularly provides such services (subject to rights in Master Lease). Sublessor shall enforce any audit rights it may have at the request of Sublessee under Section 4.6 of the Master Lease. In the event the Direct Expenses are adjusted pursuant to the Master Lease, Sublessee shall be responsible for any increase in its pro rata share of Direct Expenses assessed as a result of the audit. Further, if the Direct Expenses are decreased as a result of such audit, Sublessee may offset future Direct Expenses payments in the amount of such difference or, if the Sublease Term has expired, Sublessor shall reimburse Sublessee for such difference within thirty (30) days after demand for payment.

•
UTILITIES: Sublessee will be responsible for the payment of its pro-rata share of utilities to the Premises. Sublessee shall be responsible for 45.15% of the monthly SDG&E utility bill for the Master Premises. Payment for utilities is due within 30 days of receipt of invoice.

•
TRASH AND JANITORIAL SERVICES: All janitorial and trash services shall be contracted and paid for separately by Sublessee. To the extent Sublessee requests in writing and Sublessor consents in writing to allow Sublessee to utilize the same on-site services provided to Sublessor, Sublessee shall pay its pro-rata share of those services (i.e., 45.15%). Payment for such services is due within 30 days of receipt of invoice.

•	RECEPTIONIST SERVICES: Receptionist services are not provided to Sublessee under this Sublease.

•
SECURITY DEPOSIT: Within ten (10) days of the later of (a) full execution of the Sublease and (b) Lessor’s written consent to this Sublease, Sublessee will provide Sublessor a security deposit in the amount of the last month’s Base Rent (i.e. $33,034.56).

•
SUBLESSEE’S WORK/ SURRENDER: Sublessee intends to make certain initial tenant improvements to the Premises, as set forth in the attached Exhibit “C”(“Sublessee's Work”). Sublessee’s Work is hereby approved by Sublessor to the extent the Sublessee’s Work complies with the terms of the Master Lease. Sublessee is obligated to confirm that its intended alterations or improvements, including Sublessee’s Work, complies with the Master Lease. Any further changes to Sublessee’s Work, or any other improvements or alterations during the Sublease Term which require Sublessor or Lessor consent as set forth herein and in Section 8.1 of the Master Lease, shall be subject to Sublessor’s and Lessor’s review and approval, which shall not be unreasonably withheld, conditioned or delayed. Also such improvements shall be at Sublessee’s sole cost and expense. Notwithstanding the terms of the Master Lease, Sublessor shall promptly respond to any such approval requests. In the event Lessor approves Sublessee’s request for consent to improvements or alterationsas provided hereunder, Sublessor’s failure to respond to the same request for consent by Sublessee within ten (10) business days following Lessor’s written consent shall be deemed Sublessor’s approval of the same. Upon the expiration or earlier termination of this Sublease, notwithstanding any surrender or restoration obligations in the Master Lease, in no event shall Sublessee be required to remove any improvements, alterations or fixtures (including, without limitation, Sublessee’s Work), or otherwise restore the Premises to the condition that existed on the Effective Date, it being understood that Sublessee’s sole obligation upon the expiration of the Sublease Term shall be to surrender the Premises in good, broom-clean condition, with reasonable wear and tear, repairs which are Lessor’s or Sublessor’s responsibility, excepted.

•
INDEMNIFICATION FOR SUBLESSEE'S WORK: Sublessee, including its representatives, employees, or other agents, indemnifies, holds harmless and shall defend Sublessor against any and all damages, claims, actions, or other injury arising from or related to Sublessee's Work, except to the extent that such injury arises from Sublessor's own negligence or willful misconduct.

•
CONDITION OF PREMISES: Sublessor, at its sole cost, will deliver the Premises, on or before the Delivery Date, broom clean, in good operating condition and repair, with all necessary maintenance, repairs and replacements performed, in compliance with all Applicable Laws, (as such term is defined in Master Lease) and with the Server Room Door Work complete (together, the “Delivery Condition”), subject to Sublessee’s Work. Sublessor will warrant all existing mechanical, electrical, roof and plumbing systems for the first year of the Sublease Term (“Warranty Period”) and Sublessor will maintain, repair or replace such existing systems as needed during the Warranty Period at no cost to Sublessee, including, without limitation, through Direct Expenses, provided, however Sublessor does not warrant any improvements made by Sublessee.

•	PARKING: Sublessee shall be entitled to 63 parking spaces in the parking lot, together with 2 visitor parking spaces.

•
FURNITURE, FIXTURES, EQUIPMENT: Sublessee shall have use but shall not acquire ownership of existing network cabling, office desks, conference room furniture including board room, and other items listed on Exhibit “D” attached hereto (the “Sublessor FF&E”) throughout the entire Sublease Term at no additional cost to Sublessee.

•
IDENTITY & SIGNAGE: Subject to the terms of the Master Lease, and Lessor’s consent to the terms hereof, Sublessee will be permitted to install, at its expense and subject to Sublessor’s and Lessor’s consent which will not be unreasonably withheld, signage at the entrance of its Premises on the second floor of the building. Signage will be in accordance with Building standards and Lessor’s signage program. Sublessor, at Sublessee’s expense, will furnish Sublessee with space on the Building directory. In addition, Sublessee will be allowed a non-exclusive monument sign at (1) Building entry location facing Pacific Center Court and (2) identity incorporated amongst way-finding signage around the Building/Project (e.g. Shipping and receiving, Reception), subject to Lessor’s consent. All costs associated with said signage, including but not limited to, fabrication, installation, and removal will be at Sublessee’s expense.

•
BUILDING SECURITY: Securitization of the sublease space including movement of doors on south side near server room to be performed by Sublessor prior to the Delivery Date (the “Server Room Door Work”). Sublessee shall have access to first floor stairs on east side of the building for emergency purposes only.

•
HOLDING OVER: Should Sublessee hold over in its sublease space with notice and approval, the Base Rent will be adjusted to 150% of the Base Rent in effect during the last month of the Sublease Term or extended periods, as applicable.

•
ASSIGNMENT AND SUBLETTING. Sublessee shall not mortgage, hypothecate, assign, or sublet any part of the Premises without the prior written consent of Sublessor and, if Sublessor under the Master Lease must obtain such consent from Lessor, the prior written consent of Lessor. Such consent by Sublessor shall not be unreasonably withheld, conditioned, or delayed.

•
EARLY TERMINATION. In the event Sublessor exercises its Early Termination Right under Section 2.3 of the Master Lease: (1) this Sublease shall terminate upon the termination of the Master Lease, i.e. April 30, 2023 (the "Termination Date"), notwithstanding any prior exercise of an Extension Option by Sublessee, and (2) Sublessee's remaining Extension Option(s) are void. Sublessor shall provide written notice to Sublessee of Sublessor's intent to exercise its Early Termination Right no later than August 1, 2022 (i.e., the date nine (9) months preceding the Termination Date).

7. MASTER LEASE.
This Sublease is subordinate to the Master Lease. Sublessee assumes and agrees to perform the lessee’s obligations under the Master Lease during the Sublease Term to the extent that such obligations are applicable to the Premises, except to the extent such obligations are modified by the terms of this Sublease (including, without limitation, the obligation to pay rent to Lessor under the Master Lease shall be considered performed by Sublessee to the extent and in the amount rent is paid to Sublessor in accordance with Section 6 of this Sublease). Sublessor shall perform the lessor’s obligations under the Master Lease during the Sublease Term to the extent such obligations are applicable to the Premises except to the extent such obligations are modified by the terms of this Sublease. Sublessee shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease; provided, however, Sublessor acknowledges that Sublessee’s obligations have been modified as set forth herein. Sublessor shall exercise due diligence in attempting to cause Lessor to perform its obligations under the Master Lease for the benefit of Sublessee. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease. Notwithstanding the foregoing, if the Master Lease gives Sublessor any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Master Premises or the building or project of which the Master Premises are a part, the exercise of such right by Sublessor shall not constitute a default or breach hereunder. Sublessor shall fully and punctually pay all rent and any other sums due and payable to Lessor, as and when the same shall become due and payable under the Master Lease, and perform all obligations required of Sublessor thereunder. Sublessor shall provide Sublessee a copy of any notice it receives from the Lessor pursuant to, or concerning the Master Lease within three (3) business days of Sublessor’s receipt thereof. In the event of any conflict between the terms of this Sublease and the terms of the Master Lease, the terms of the Master Lease shall govern; provided, however, to the extent this Sublease modifies the terms of the Master Lease as between Sublessor and Sublessee, the terms of this Sublease shall govern.
7.1 Sublessor Default. Sublessor shall be in default under this Sublease if Sublessor fails to: (a) pay any obligation of Sublessor under the Lease and said failure continues for three (3) business days after receipt of notice from Sublessee of the same; (b) perform any other act or acts required by Sublessor under the Lease and said failure continues for three (3) business days after receipt of notice from Sublessee or Lessor of the same; (c) perform any act or acts required of Sublessor by this Sublease and such failure continues for thirty (30) days after receipt of notice from Sublessee or (d) any other default under the terms of the Master Lease. In the event of a default by Sublessor, including without limitation a default under subclause (a) above, Sublessee may pay or perform any obligation of Sublessor, in addition to the right to exercise all other legal and equitable remedies of Sublessee (including, without limitation, the right to immediately terminate the Sublease). If Sublessee elects to pay or perform any such obligation of Sublessor, Sublessor shall, within twenty (20) days of demand, reimburse Sublessee the reasonable amount paid or out-of-pocket costs or expenses so incurred by Sublessee. If Sublessor fails to timely pay or reimburse Sublessee for any amount owed to Sublessee under this Sublease by Sublessor, Sublessee may offset the amount so owed or to be reimbursed against Rent along with interest at the highest rate permitted by law.

8. INSURANCE. Sublessee shall at all times maintain commercial general liability coverage with limits not less than $1,000,000 per occurrence and $2,000,000 aggregate for bodily injury and property damage liability.
8.1 - Waiver of Subrogation. Notwithstanding any provision herein to the contrary, the parties hereto expressly release each other and the Master Landlord from and waive any rights of recovery that each may have against the other for any and all liability and expense for loss, damage or destruction of property resulting from perils (including negligent acts or omissions of Sublessee, Sublessor, or Lessor, and their respective agents, employees, associates or invitees) covered by the insurance policies which such parties are obligated to purchase and maintain pursuant to this Sublease (or, in the case of Sublessor, pursuant to the master Lease); and the parties mutually agree that their respective insurance companies shall have no right of subrogation against the other party or Lessor on account thereof. Sublessor agrees to request Lessor to extend the subrogation waiver provisions of the Master Lease to Sublessee.

9. INDEMNIFICATION: Sublessee shall indemnify, protect, defend and save Sublessor harmless from and against any and all liens, claims, demands, actions, causes of action, obligations, penalties, charges, liabilities, damages, losses, costs or expenses, including reasonable attorney’s fees for the defense thereof (“Liabilities”), arising from, out of or in connection with Sublessee’s use of the Premises or any breach of or any default in the performance of Sublessee’s obligations under this Sublease or any negligent act or omission of Sublessee, or any of Sublessee’s officers, directors, employees or agents; except to the extent such Liabilities are caused or contributed to by the negligence or willful acts or omissions of Sublessor, its agents, contractors or employees. Sublessor shall indemnify, defend, and hold Sublessee harmless from Liabilities caused by Sublessor’s breach or default of its obligations under the Master Lease and asserted against or sustained by Sublessee, including any termination of the Master Lease as a result of Sublessor’s default thereunder.

10. ATTORNEYS’ FEES.
If Sublessor or Sublessee shall take any action or commence any legal proceedings against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorneys’ fees.

11. AGENCY DISCLOSURE.
Sublessor and Sublessee each warrant that they have dealt with no other real estate broker in connection with this transaction except Hughes Marino, who represents Trex Enterprises

Corporation, a California corporation, and Kidder Mathews, who represents AnaptysBio, Inc., a Delaware corporation.

12. COMMISSION.
Upon execution of this Sublease, and consent thereto by Lessor, Sublessor shall pay Kidder Mathews a real estate brokerage commission equal to four percent (4%) of the Base Rent for services rendered in effecting this Sublease.

Hughes Marino is waiving its Commission for services rendered in effecting this Sublease.

13. NOTICES.
All notices and demands which may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Sublessor to Sublessee shall be mailed to the Sublessee at the Premises and to Tenant at: 10421 Pacific Center Court, Suite 200, San Diego, CA 92121, Attn: Chief Financial Officer, or to such other place as Sublessee may from time to time designate in a notice to the Sublessor. All notices and demands by the Sublessee to Sublessor shall be mailed to the Sublessor at the address set forth above, and to such other person or place as the Sublessor may from time to time designate in a notice to the Sublessee.

14. GOVERNING LAW. This Sublease shall be construed and enforced in accordance with the laws of the State of California.

15. COUNTERPARTS. This Sublease may be executed in counterparts with the same effect as if both parties hereto had executed the same document. Both counterparts shall be construed together and shall constitute a single Sublease.

SUBLESSOR:

TREX ENTERPRISES CORPORATION
a California corporation

By:	/s/ Kenneth Y. Tang
Name:	Kenneth Y. Tang
Title:	Chairman and CEO

By:	/s/ Deborah A. Doyle
Name:	Deborah A. Doyle
Title:	COO and CFO

SUBLESSEE:

ANAPTYSBIO, INC.,
a Delaware corporation

By:
Name:
Title:

By:
Name:
Title:

13. NOTICES.
All notices and demands which may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Sublessor to Sublessee shall be mailed to the Sublessee at the Premises and to Tenant at: 10421 Pacific Center Court, Suite 200, San Diego, CA 92121, Attn: Chief Financial Officer, or to such other place as Sublessee may from time to time designate in a notice to the Sublessor. All notices and demands by the Sublessee to Sublessor shall be mailed to the Sublessor at the address set forth above, and to such other person or place as the Sublessor may from time to time designate in a notice to the Sublessee.

14. GOVERNING LAW. This Sublease shall be construed and enforced in accordance with the laws of the State of California.

15. COUNTERPARTS. This Sublease may be executed in counterparts with the same effect as if both parties hereto had executed the same document. Both counterparts shall be construed together and shall constitute a single Sublease.

SUBLESSOR:

TREX ENTERPRISES CORPORATION
a California corporation

By:
Name:
Title:

By:
Name:
Title:

SUBLESSEE:

ANAPTYSBIO, INC.,
a Delaware corporation

By:	/s/ Hamza Suria
Name:	Hamza Suria
Title:	President and CEO

By:
Name:
Title:

Exhibit A

EXHIBIT B
SITE PLAN

ALL HANDS MEETING SET-UP

SECOND FLOOR SPACE PLAN 3.19.18
SCALE : 1/8" = 1'-0"

AnaptysBio™

# 10455 Pacific Center Ct - Floor 2

10455 Pacific Center Court, San Diego, CA 92121

carrierjohnson + CULTURE
architecture + environments + brand strategy + graphics
1301 third avenue, san diego ca 92101 phone 619.239.2353

EXHIBIT C
SUBLESSEE'S WORK

## ARCHITECTURAL ABBREVIATIONS

## ARCHITECTURAL LEGEND

## PROJECT TITLE

AnaptysBio™

# TENANT IMPROVEMENT
# 10455 PACIFIC CENTER COURT
# SAN DIEGO, CA 92121

## VICINITY MAP

Google

## DRAWING INDEX

GENERAL SHEETS

T0.0 TITLE SHEET

ARCHITECTURAL

SHT 1 DEMOLITION AND PARTITION PLAN

SHT 2 POWER/ SIGNAL PLAN

SHT 3 PARTIAL REFLECTED CEILING PLAN INTERIOR ELEVATIONS AND DETAILS

## PROJECT TEAM

**TENANT:** ANAPTYSBIO, DAVE MCKEON, 10421 PACIFIC CENTER COURT, SAN DIEGO, CA 92121

**ARCHITECT:** CARRIER JOHNSON, STUART FROMSON 619-239-2353 X 427, 1301 THIRD AVENUE, SAN DIEGO, CA 92101

**GENERAL CONTRACTOR:** JOHNSON & JENNINGS, KEVIN ALEXEN 858-623-1108, 6165 GREENWHICH DR., SUITE 180, SAN DIEGO, CA 92121

**CONSTRUCTION MGR.:** HUGHES MARINO, DAVE BATES - 619-972-5445, 1450 FRONT STREET, SAN DIEGO, CA 92101

## GENERAL NOTES

### Fire Protection - Submittals/Permits

### Fire Protection - Fire Department Access

### Fire Protection - Portable Fire Extinguishers

### Fire Protection - Fire Alarm Systems

### Fire Protection - Automatic Sprinkler Systems

### Fire Protection - Fire-Resistant Construction

### Means of Egress

## FIRE NOTES

## APPLICABLE CODES AND STANDARDS

APPLICABLE STATE CODES:

1. 2016 CALIFORNIA BUILDING STANDARDS ADMINISTRATIVE CODE, C.C.R. TITLE 24 PART 1
2. 2016 CALIFORNIA BUILDING CODE (CBC), C.C.R. TITLE 24 PART 2
3. 2016 CALIFORNIA ELECTRICAL CODE (CEC), C.C.R. TITLE 24 PART 3
4. 2016 CALIFORNIA MECHANICAL CODE (CMC), C.C.R. TITLE 24 PART 4
5. 2016 CALIFORNIA PLUMBING CODE (CPC), C.C.R. TITLE 24 PART 5
6. 2016 CALIFORNIA ENERGY CODE, C.C.R. TITLE 24 PART 6
7. 2016 CALIFORNIA ELEVATOR SAFETY CONSTRUCTION CODE, C.C.R. TITLE 24 PART 7
8. 2016 CALIFORNIA FIRE CODE (CFC), C.C.R. TITLE 24 PART 9
9. 2016 CALIFORNIA REFERENCED STANDARDS, C.C.R. TITLE 24 PART 12
10. 2016 CALIFORNIA FIRE MARSHAL REGULATIONS, C.C.R. TITLE 19 PUBLIC SAFETY
11. CALGREEN 2016

PARTIAL LIST OF APPLICABLE STATE STANDARDS:

1. NFPA 13, 2016 AUTOMATIC SPRINKLER SYSTEMS
2. NFPA 14, 2016 STANDPIPE SYSTEMS AND HOSE SYSTEMS
3. NFPA 17, 2016 DRY CHEMICAL EXTINGUISHING SYSTEMS
4. NFPA 20, 2016 STATIONARY PUMPS FOR FIRE PROTECTION
5. NFPA 22, 2016 WATER TANKS FOR PRIVATE FIRE PROTECTION
6. NFPA 24, 2016 PRIVATE FIRE SERVICE MAINS
7. NFPA 72, 2016 NATIONAL FIRE ALARM CODE
8. NFPA 2001, 2016 CLEAN AGENT FIRE EXTINGUISHING SYSTEMS

APPLICABLE LOCAL ORDINANCES:

1. CITY OF SAN DIEGO BUILDING CODE AMENDMENTS

FEDERAL ACTS:

1. [illegible] AMERICANS WITH DISABILITIES ACT (ADA)

carrierjohnson + CULTURE

ANAPTYSBIO
2ND FLOOR
10455 PACIFIC CENTER COURT
SAN DIEGO, CA 92121

TITLE: TI TITLE SHEET

DRAWING NO.: T0.0

DOUBLE OFFICE
SINGLE OFFICE
QUAD OFFICE
CONFERENCE
STORAGE
TRIPLE OFFICE
OPEN OFFICE
WORKROOM
COPY/PRINT
KITCHEN
EXISTING BOARDROOM
SERVER ROOM

## DEMOLITION AND PARTITION PLAN

SCALE : 1/8" = 1'-0"

NORTH

## WALL TYPES LEGEND

| SYMBOL | DESCRIPTION |
|---|---|
| | EXISTING NON RATED WALL TO REMAIN. PROTECT AS REQUIRED DURING DEMOLITION AND CONSTRUCTION |
| | NON-STRUCTURAL PARTITION TO BE DEMOLISHED. PATCH AND REPAIR SURROUNDING CONDITIONS READY TO RECEIVE NEW FINISHES |
| INF | NON RATED INFILL PARTITION 3 5/8" 20 GA. M/S. STUDS @ 24" O.C. W/ (1) LAYER 5/8" GYP. BOARD EA. SIDE |
| NR.1 | NON RATED FULL HEIGHT PARTITION TO UNDERSIDE OF CEILING. 3 5/8" 20 GA. M/S. STUDS @ 24" O.C. W/ (1) LAYER 5/8" GYP. BOARD EA. SIDE |
| GL | DENOTES NEW SIDELIGHT. GLASS TO START AT FLOOR AND EXTEND TO MATCH DOOR HEIGHT |

## DOOR LEGEND

| SYMBOL | DESCRIPTION |
|---|---|
| | EXISTING DOOR AND FRAME TO BE REMOVED. RETURN TO BUILDING OWNER STOCK |
| | EXISTING DOOR AND FRAME TO REMAIN |
| | NEW LOCATION OF EXISTING PAIR SOLID CORE DOORS WITH PANIC HARDWARE. SEE KEY NOTES |

## MISC. SYMBOL LEGEND

| SYMBOL | DESCRIPTION |
|---|---|
| | CARD READER LOCATION FOR SECURITY ACCESS SYSTEM |
| | 1/4" COPPER WATER LINE WITH SHUTOFF VALVE |

## FINISH LEGEND AND NOTES

- CPT.1 — 24X24 CARPET TILE TO MATCH EXISTING. QUARTER TURN OR ASHLAR PATTERN INSTALL
- LVT.1 — LUXURY VINYL TILE. 6" WIDE WOOD LOOK PLANK RANDOM LENGTH
- VCT.1 — VINYL COMPOSITION TILE. 2 COLOR PATTERN
- PL.1 — STANDARD PLASTIC LAMINATE FINISH. NEVAMAR, FORMICA OR WILSONART
- PL.2 — STANDARD PLASTIC LAMINATE FINISH. NEVAMAR, FORMICA OR WILSONART
- SS.1 — 2MM SOLID SURFACE QUARTZ COUNTERTOP. SILESTONE, PENTAL QUARTZ OR CAESAR STONE

## DEMOLITION NOTES

- 2.1 SALVAGE DOORS AND DOOR FRAMES AND HARDWARE FOR REUSE OR RETURN TO BUILDING OWNER FOR ATTIC STOCK
- 2.4 DEMO WALL FOR NEW SIDELIGHT. TYPICAL 12" SPACE FROM DOOR TO ALLOW SWITCHES TO REMAIN. VERIFY LOCATION OF SWITCHES, OUTLETS AND THERMOSTATS AND ADJUST SPACE ACCORDINGLY
- 2.5 DEMO EXISTING WALL AS SHOWN LEAVING FRAMING FOR SOFFIT ABOVE. SEE CEILING PLAN
- 2.6 DEMO WALL AND DOOR

## WALL, GLAZING AND DOOR NOTES

- 3.1 PROVIDE 24" WIDE GLASS SIDELIGHT IN FRAME TO MATCH BUILDING STANDARD
- 3.2 PROVIDE ACCESS CARD READERS AT PAIRS OF DOORS

## MILLWORK NOTES

- 4.1 PROVIDE 21 LINEAL FEET OF PLASTIC LAMINATE UPPER AND LOWER CABINETS WITH QUARTZ SOLID SURFACE COUNTER. INCLUDE WATER CONNECTIONS FOR COFFEE MAKER AND REFRIGERATOR

## FINISH NOTES

- 7.1 ALL WALLS TO RECEIVE NEW PAINT
- 7.2 ALLOW BUDGET FOR APPROX. 20% OF WALLS TO RECEIVE ACCENT PAINT COLOR

carrierjohnson + CULTURE
architecture + environments + brand strategy + graphics
1301 third avenue, san diego ca 92101
phone 619.239.2353

ANAPTYSBIO
2ND FLOOR
10455 PACIFIC CENTER COURT
SAN DIEGO, CA 92121

PRICING SET 03.22.18

PROJECT NO.:
FILENAME:

TITLE:
DEMOLITION PLAN
PARTITION PLAN

DRAWING NO.
SHT 1

DOUBLE OFFICE
SINGLE OFFICE
QUAD OFFICE
CONFERENCE
TRIPLE OFFICE
OPEN OFFICE
STORAGE
WORKROOM
COPY/PRINT
KITCHEN
EXISTING BOARDROOM
SERVER ROOM

POWER SIGNAL PLAN
SCALE : 1/8" = 1'-0"

NORTH

## POWER SIGNAL LEGEND

| SYMBOL | DESCRIPTION |
|---|---|
| | WALL MOUNTED DUPLEX OR QUADPLEX ELECTRICAL OUTLET AT 18" A.F.F. TO CENTER OF ROUGH-IN BOX, U.O.N. |
| | DENOTES ELECTRICAL OUTLET TO BE ON DEDICATED CIRCUIT. |
| | WALL MOUNTED CAT6 COMBINATION VOICE/DATA OUTLET AT 18" A.F.F. TO CENTER OF DEVICE. PROVIDE ROUGH-IN BOX WITH CONDUIT TO CEILING PLENUM OR PROVIDE MUDRING WITH PULL STRING TO CEILING PLENUM, BASED ON BUILDING REQUIREMENTS. |
| | WALL MOUNTED JUNCTION BOX. # DENOTES NUMBER OF 20 AMP CIRCUITS TO BE CONNECTED TO PANEL RACEWAY SYSTEM. PROVIDE WATER TIGHT CONNECTION USING PANEL SYSTEM CONNECTOR. |
| | WALL MOUNTED COMMUNICATIONS CABLE PULL LOCATION FOR CONNECTION TO PANEL SYSTEM RACEWAY. NUMBER INDICATES QUANTITY OF CABLES TO BE FED AT CONNECTION POINT. |
| | DENOTES CATV OUTLET. PROVIDE ROUGH-IN BOX WITH CONDUIT TO CEILING PLENUM. |
| | DENOTES FLOOR MOUNTED ELECTRICAL OUTLET<br>FLOOR MOUNTED JUNCTION BOX OR CORE FLUSH WITH FINISH FLOOR. NO. DENOTES NUMBER OF 20 AMP CIRCUITS TO BE CONNECTED TO PANEL RACEWAY SYSTEM. PROVIDE WATER TIGHT CONNECTION USING PANEL SYSTEM CONNECTION.<br>FLOOR MOUNTED PENETRATION WITH PULL FOR COMMUNICATIONS CONNECTION TO PANEL SYSTEM RACEWAY. NUMBER INDICATES QUANTITY OF CABLES TO BE FED AT CONNECTION POINT. |
| | DENOTES 1 1/2" CONDUIT STUB UP IN FLOOR FOR CONFERENCE TABLE A/V FEED. CONDUIT TO RUN UP NEAREST WALL TO CEILING PLENUM FOR FUTURE A/V ACCESS. |
| | SINGLE GANG WALL BOX FOR A/V CONNECTION. |

## MISC. SYMBOL LEGEND

| SYMBOL | DESCRIPTION |
|---|---|
| | CARD READER LOCATION FOR SECURITY ACCESS SYSTEM |
| | 1/4" COPPER WATER LINE WITH SHUTOFF VALVE |
| | |

## POWER DEMOLITION NOTES

(3.7) DEMO OUTLETS AT WALL TO BE REMOVED

## POWER SIGNAL NOTES

6.1 REUSE ALL EXISTING POWER AND DATA OUTLET/LOCATIONS AT EXISTING OFFICES

(6.2) PROVIDE POWER POLES FROM CEILING FOR NEW SYSTEMS FURNITURE LOCATIONS

(6.3) PROVIDE NEW ELECTRICAL FOR APPLIANCES AS NOTED

carrierjohnson + CULTURE
architecture + environments + brand strategy + graphics
1301 third avenue, san diego ca 92101
phone 619.239.2353

ANAPTYSBIO
2ND FLOOR
10455 PACIFIC CENTER COURT
SAN DIEGO, CA 92121

PRICING SET 03.20.18

PROJECT NO:
FILENAME:

TITLE:
POWER-SIGNAL PLAN

DRAWING NO:
SHT 2

TYP. UPPER UNIT — 8

TYP. TRASH/RECYCLE BASE UNIT — 6

TYP. BASE UNIT AT WALL — 3

AREA OF NEW CEILING TILE

PARTIAL REFLECTED CEILING PLAN

SCALE : 1/8" = 1'-0"

TYP. UPPER UNIT — 9

TYP. BASE UNIT WITH DRAWER — 4

| CEILING DEMOLITION NOTES |
| --- |
| (D1) DEMO EXISTING 2X4 CEILING TILE THIS AREA. GRID TO REMAIN |
| **CEILING/LIGHTING NOTES** |
| (L1) PROVIDE HEADER AT DEMOLISHED WALL 2" BELOW CEILING |
| (L2) TIE NEW LIGHTING INTO EXISTING LIGHTING CIRCUITS |

| CEILING LEGEND | |
| --- | --- |
| SYMBOL | DESCRIPTION |
| [rectangle symbol] | 2X4 ACRYLIC LAY IN FLUORESCENT FIXTURE TO BE REMOVED |
| [louvered rectangle symbol] | NEW 2X4 RECESSED LAY IN DIMMABLE LED FIXTURE TO MATCH EXISTING FIXTURE: [illegible] LAMP: [illegible] |
| [hatched symbol] | NEW 2X4 CEILING TILE IN EXISTING 15/16" GRID TILE: ARMSTRONG [illegible] TO MATCH ADJACENT SPACE |

NOTES:

1. FINISH ALL EXPOSED AND SEMI-EXPOSED SURFACES WITH PLASTIC LAMINATE, U.O.N. REFER TO INTERIOR FINISH SCHEDULE OR ELEVATIONS FOR COLOR AND FINISH MATERIALS.
2. COUNTERTOP NOT TO EXCEED 1/2" OVERHANG AT CABINET/DRAWER. NOT TO EXCEED 1 1/2" OVERHANG AT END CONDITIONS.
3. REFER TO FLOOR PLAN FOR PARTITION TYPES AND FURTHER WALL REQUIREMENTS.
4. REFER TO INTERIOR ELEVATIONS FOR VARIATIONS OF CABINET FRONTS AND SPECIFIC REQUIREMENTS.
5. VERIFY PULL TYPES WITH SPECIFICATIONS.
6. SEE THIS DETAIL FOR TYPICAL WALL BACKING. REFER TO 10/A.M.1 FOR HEAVY DUTY BACKING.
7. ALL CABINETS SHALL COMPLY WITH W.I.C. CUSTOM GRADE.

TYP. MILLWORK NOTES & WALL BACKING — 10

NOT TO SCALE

TYPICAL MICROWAVE CABINET — 7

TYP. SINK BASE CABINET — 5

TYPICAL SIDELIGHT — 2

BREAK ROOM — 1

**carrierjohnson + CULTURE**

architecture + environments + brand strategy + graphics

1301 third avenue, san diego, ca 92101

phone 619.239.2353

**ANAPTYSBIO**

2ND FLOOR

10455 PACIFIC CENTER COURT

SAN DIEGO, CA 92121

PRICING SET

TITLE:

REFLECTED CEILING PLAN

ELEVATIONS AND DETAILS

DRAWING NO:

SHT 3

EXHIBIT D
SUBLESSOR FF&E

To remain in suite:
1. Board room table
2. Board room chairs – 15
3. Board room refrigerator
4. Board room TV and stand
5. Conference room installed TV
6. Conference room installed whiteboard
7. Conference room table – no chairs
8. Conference room table – no chairs